UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

The Carlyle Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, DC	20004-2505
(Address of Principal Executive Offices)	(Zip Code)

(202) 729-5626

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 11, 2021, The Carlyle Group Inc. (the “Corporation”), Carlyle Holdings I L.P., Carlyle Holdings II L.L.C., CG Subsidiary Holdings L.L.C. and Carlyle Holdings III L.P., each indirect subsidiaries of the Corporation (together with the Corporation, the “Guarantors”), and Carlyle Finance L.L.C., an indirect subsidiary of the Corporation (the “Issuer”), entered into a subordinated indenture, dated May 11, 2021 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated May 11, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to the issuance by the Issuer of $400,000,000 aggregate principal amount of 4.625% Subordinated Notes due 2061 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3ASR (Registration No. 333-236397), as amended by the post-effective amendment no. 1 thereto (as amended, the “Registration Statement”). In addition, pursuant to the Underwriting Agreement (as defined below), the Issuer granted the underwriters an option to purchase up to an additional $60 million aggregate principal amount of Notes within 30 days from the date of the final prospectus supplement.

The Notes bear interest at a rate of 4.625% per annum accruing from May 11, 2021. Interest is payable quarterly on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2021. The Issuer may defer interest payments during one or more deferral periods for up to five consecutive years as described in the Indenture. The Notes are unsecured and subordinated obligations of the Issuer. The Notes will mature on May 15, 2061, unless earlier redeemed. The Notes are fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, on a subordinated basis, by each of the Guarantors. The Guarantees are unsecured and subordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness ranking on a parity with the Notes or indebtedness ranking junior to the Notes secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or convey all or substantially all of their assets. The Indenture also provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically will become due and payable. The Notes may be redeemed at the Issuer’s option in whole at any time or in part from time to time on or after May 15, 2026 at a redemption price equal to their principal amount plus any accrued and unpaid interest to, but excluding, the date of redemption; provided that if the Notes are not redeemed in whole, at least $25 million aggregate principal amount of the Notes must remain outstanding after giving effect to such redemption. If a “Tax Redemption Event” (as set forth in the Indenture) occurs, the Notes may be redeemed, in whole, but not in part, within 120 days of the occurrence of such event at a redemption price equal to their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption. In addition, the Notes may be redeemed, in whole, but not in part, at any time prior to May 15, 2026, within 90 days of the occurrence of a “rating agency event” (as set forth in the Indenture), at a redemption price equal to 102% of their principal amount plus any accrued and unpaid interest to, but excluding, the date of redemption.

The preceding is a summary of the terms of the Indenture and the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the First Supplemental Indenture attached hereto as Exhibit 4.2, and the form of the Notes attached hereto as Exhibit 4.3, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 8.01	Other Events.

On May 4, 2021, the Issuer and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Issuer, the Guarantors and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters listed in Schedule I thereto.

Copies of the opinions of Simpson Thacher & Bartlett LLP and Gowling WLG (Canada) LLP, counsel to the Issuer and the Guarantors, relating to the legality of the Notes and the Guarantees are filed as Exhibits 5.1 and 5.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated May 4, 2021 among Carlyle Finance L.L.C. the Guarantors party thereto and Morgan Stanley & Co. LLC, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several representatives of the underwriters named therein.

4.1	Subordinated Indenture dated as of May 11, 2021 among Carlyle Finance L.L.C., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture dated as of May 11, 2021 among Carlyle Finance L.L.C., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.625% Subordinated Note due 2061 (included in Exhibit 4.2 hereto).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Gowling WLG (Canada) LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP INC.

Date: May 11, 2021	By:	/s/ Curtis L. Buser
	Name:	Curtis L. Buser
	Title:	Chief Financial Officer